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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):          November 9, 1995
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                           Stone Container Corporation
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     (Exact name of Registrant as specified in its charter)


Delaware                        1-3439                     36-2041256
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(State or other              (Commission                   (IRS Employer
jurisdiction of              File Number)              Identification No.)
incorporation)


150 North Michigan Avenue, Chicago, Illinois                           60601
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number,
including area code:  (312) 346-6600
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                                       N/A
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(Former name or former address, if changed since last report.)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     (a) On November 1, 1995, pursuant to a Plan of Arrangement (the "Plan of Arrangement") under the Canada Business Corporations Act ("CBCA"), Stone-Consolidated Corporation, the Registrant's 75% owned Canadian subsidiary ("Stone-Consolidated"), amalgamated (the "Amalgamation") with Rainy River Forest Products Inc. ("Rainy River"), a 60% owned Canadian subsidiary of Boise Cascade Corporation ("Boise Cascade"). Each of Stone-Consolidated and Rainy River are manufacturers of primarily newsprint and uncoated groundwood papers. The amalgamated entity (hereinafter referred to as "Amalco") will continue under the name Stone-Consolidated Corporation. As a result of the Amalgamation, (i) the Registrant's equity ownership in Stone-Consolidated of approximately 75% was reduced to an equity ownership in Amalco of approximately 47% and (ii) Boise Cascade's equity ownership in Rainy River of approximately 60% was reduced to an equity ownership in Amalco of approximately 7%. The remaining equity ownership of Amalco is held by the public, primarily Canadian persons. Amalco will now be reported by the Registrant on the equity method for accounting purposes.

          The terms of the Plan of Arrangement and the Amalgamation, including the consideration to be received thereunder, were negotiated among Stone-Consolidated, Boise Cascade and Rainy River and were approved by each of the boards of directors of Stone-Consolidated [,Boise Cascade] and Rainy River and recommended to the equity securityholders and convertible debentureholders of each of Stone-Consolidated and Rainy River (collectively, the
"Securityholders").   In accordance with the CBCA and other applicable Canadian
laws, the Plan of Arrangement and the Amalgamation were also approved by (i) the Securityholders (voting as separate classes) and (ii) the Superior Court of the Province of Quebec (the "Court"). Prior to giving its approval, the Court held a hearing at which each securityholder of Stone-Consolidated or Rainy River had the opportunity to attend and be heard, and considered the fairness of the terms and conditions of the Amalgamation under the Plan of Arrangement to the Securityholders.

          Under the Plan of Arrangement, upon consummation of the Amalgamation
(i) each share of common stock of Stone-Consolidated was converted into one share of Amalco common stock, (ii) each share of Rainy River common stock was converted, at the option of the holder thereof, into either (a) 1.04 shares of Amalco common stock or (b) one share of Amalco redeemable preferred stock, (iii) each convertible debenture of Stone-Consolidated was exchanged for or converted into 62.11 shares of Amalco common stock, and (iv) each convertible debenture of Rainy River was exchanged for or converted into 60.465 shares of Amalco common
stock.   In addition, Amalco paid $160 per $1000 principal amount of Stone-
Consolidated and Rainy River convertible debentures to the holders thereof in the Amalgamation.

          Immediately after the Amalgamation, approximately 104 million shares of Amalco common stock were issued and outstanding and 23,255,814 shares of Amalco

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redeemable preferred stock were issued and outstanding, of which 18,604,651 shares were subsequently redeemed at an aggregate redemption price of approximately $400 million. In order to fund such redemption, Amalco entered into a Credit Agreement with The Toronto-Dominion Bank, as agent, and the lenders signatory thereto (the "Credit Agreement"). The Credit Agreement is comprised of (i) a term loan facility and (ii) a revolving credit facility which will also be available to Amalco for other purposes.

          (b) The assets of Rainy River are used in the manufacture of newsprint, groundwood papers and market pulp and Amalco will continue to manufacture such product lines.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial Statements of Business Acquired

               1. The Consolidated Balance Sheet of Rainy River and its subsidiaries at December 31, 1994 and 1993 and the related Consolidated Statements of Operations, Changes in Financial Position and Owner's Equity for the years ended December 31, 1994, 1993 and 1992, including notes thereto, together with the related Auditors' Report, are hereby incorporated by reference.

               2. The unaudited Consolidated Balance Sheet of Rainy River and its subsidiaries at June 30, 1995 and the related Consolidated Statements of Operations and Changes in Financial Position for the three and six months, and six months ended, respectively, June 30, 1995 and 1994, including the notes thereto, are hereby incorporated by reference.

          (b)  PRO FORMA Financial Information

               1. The following Pro Forma Consolidated Statements are hereby incorporated by reference:

                    (i) Pro Forma Consolidated Statement of Operations (Unaudited) for Six Months Ended June 30, 1995;

                    (ii) Pro Forma Consolidated Statement of Operations (Unaudited) for Year Ended December 31, 1994;

                    (iii) Pro Forma Consolidated Balance Sheet (Unaudited) as of June 30, 1995; and


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                    (iv)      Notes to Pro Forma Consolidated Statements.

          (c)  Exhibits

          The exhibits accompanying this report are listed in the accompanying
Exhibit Index.


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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  STONE CONTAINER CORPORATION


                                                  By:  /s/ Leslie T. Lederer
                                                       -------------------------
                                                       Leslie T. Lederer
                                                       Vice President, Secretary
                                                        and Counsel


Date:  November 9, 1995

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                                  EXHIBIT INDEX


          The following exhibits are filed herewith as noted below.


EXHIBIT NO.                        EXHIBIT

     2                   Plan of Arrangement

     99(a) The Consolidated Balance Sheet of Rainy River and its subsidiaries at December 31, 1994 and 1993 and the related Consolidated Statements of Operations, Changes in Financial Position and Owner's Equity for the years ended December 31, 1994, 1993 and 1992, including notes thereto, together with the related Auditors' Report (incorporated by reference to Rainy River Forest Products Inc.'s Form 20-F dated March 15, 1995 and filed with the Securities and Exchange Commission (the "Commission") on March 15, 1995).

     99(b) The unaudited Consolidated Balance Sheet of Rainy River and its subsidiaries at June 30, 1995 and the related Consolidated Statements of Operations and Changes in Financial Position for the three and six months, and six months ended, respectively, June 30, 1995 and 1994, including the notes thereto, (incorporated by reference to Rainy River Forest Products Inc.'s Form 6-K dated August 4, 1995 and filed with the Commission on August 4, 1995).

     99(c)               Pro Forma Consolidated Statements, including:

                         (i) Pro Forma Consolidated Statement of Operations (Unaudited) for Six Months Ended June 30, 1995;

                         (ii) Pro Forma Consolidated Statement of Operations (Unaudited) for Year Ended December 31, 1994;

                         (iii) Pro Forma Consolidated Balance Sheet (Unaudited) as of June 30, 1995; and

                         (iv)   Notes to Pro Forma Consolidated Statements.


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